Exhibit 3



                      STOCK PLEDGE AGREEMENT


          In order to induce WEI ACQUISITION CO. ("Secured
Party") to accept from A&M Investment Associates #3, LLC
("Debtor") (i) its Secured Recourse Promissory Note, dated
January 31, 1997, in the original principal amount of $335,000
(the "Recourse Promissory Note") and (ii) its Secured Non-Recourse Promissory Note, dated January 31, 1997, in the original principal amount of $5,005,000 (the "Non-Recourse Promissory
Note"; and, together with the Recourse Promissory Note, the "Notes") in connection with the issuance by Secured Party to Debtor of certain shares of Secured Party's common stock, par value $0.01 per share (the "Stock"), pursuant to that certain
Stock Subscription Agreement, dated as of January 31, 1997, by and between Debtor and Secured Party, the parties hereto agree as follows:

          1.   Pledge; Grant of Security.

               (a) Security Interest. Debtor hereby pledges, hypothecates, assigns, grants, transfers, sets over and delivers to Secured Party and hereby grants and assigns to Secured Party with power of sale, a continuing security interest in all of Debtor's right, title and interest in and to the Stock, together with the certificates representing the Stock, all securities hereafter delivered to Debtor in substitution for or in addition to the Stock, all certificates and instruments representing or evidencing such securities, all securities or other non-cash property at any time and from time to time received, receivable, or otherwise distributed in respect of any or all of the foregoing, and all securities, cash or other property at any time and from time to time received, receivable, or otherwise distributed in exchange for, or in respect of, any or all of the foregoing, all of which (to the extent received by Debtor) Debtor shall deliver to Secured Party promptly upon receipt for retention by Secured Party hereunder. The Stock, certificates, instruments, securities, cash and other property which are subject to the pledge and security interest created hereby, are herein collectively referred to as the "Collateral".

               (b) Delivery of Certificates. Concurrently with the execution of this Agreement, Debtor shall deliver the certificate or certificates representing the Stock to Secured
Party, together with a stock power endorsed for transfer in blank by Debtor, to be held by Secured Party pursuant to this Agreement.

          2. Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of Debtor now or hereafter existing under or arising out of the Notes and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Debtor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "Underlying Debt"), and all obligations of every nature of Debtor now or hereafter existing under this Agreement (all such obligations of Debtor, together with the Underlying Debt, being the "Secured Obligations").

          3. Representations and Warranties. Debtor represents and warrants as follows:

               (a) Authorization. Debtor has full power and authority to grant security interests in the Collateral, and to execute, deliver, and perform this Agreement, without the consent or approval of any other person.

               (b)  Binding Obligation.  This Agreement
constitutes the legally valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

               (c) Ownership of Collateral. Except for the security interest created by this Agreement, Debtor owns, or at the time the Collateral comes into existence will own, the Collateral free and clear of any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing (any of the foregoing, a "Lien"). Except as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

               (d) No Conflict. The execution, delivery and performance by Debtor of this Agreement will not (i) violate any provision of law applicable to Debtor, or any order, judgment or decree of any court or other agency of government binding on Debtor, (ii) be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Debtor or (iii) result in or require the creation or imposition of any Lien upon any of his properties or assets.

               (e)  Other Information.  All information
heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is accurate and complete in all respects.

          4. Voting Powers. At any time during which an Event of Default shall not have occurred and be continuing, Debtor shall retain and be entitled to exercise all voting powers pertaining to the Stock or any part thereof.

          5. Further Assurances. Debtor agrees that from time to time, at the expense of Debtor, Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtor will (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect Debtor's title to or Secured Party's security interest in all or any part of the Collateral.

          6. Transfers and Other Liens. Prior to the payment and performance in full of the Secured Obligations, Debtor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral; or (ii) except for the security interest created by this Agreement, create or suffer to exist any lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any person or entity; or (iii) do, or permit or suffer to be done, anything that may impair the value of the Collateral or the security intended to be effected hereby and shall use its best efforts to preserve, protect and enhance the value of the Collateral.

          7. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default":

               (a) Failure to Make Payments When Due. Failure of Debtor to pay any principal, interest or other amount due under the Notes when due, whether by required prepayment, declaration, acceleration, demand or otherwise, including the failure to prepay the Notes to the extent required under Sections 7 and 8 of the Management Services Agreement dated as of January 31, 1997, among Alvarez & Marsal, Inc., Antonio C. Alvarez II, the Debtor, Cerberus Partners, L.P. and Secured Party (the "Management Services Agreement"); or

               (b) Breach of Covenants. Failure of Debtor to perform or observe any other term, covenant or agreement on his part to be performed or observed pursuant to this Agreement or the Notes within five (5) days after written notice of such failure is given to Debtor by Secured Party; or

               (c) Breach of Representation or Warranty. Any representation or warranty made by Debtor to Secured Party in connection with this Agreement or the Notes shall prove to have been false in any material respect when made; or

               (d) Involuntary Bankruptcy, etc. (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Debtor in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy" (as now and hereinafter in effect, or any successor thereto, the "Bankruptcy Code") or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law or (ii) an involuntary case shall be commenced against Debtor under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Debtor or over all or a substantial part of Debtor's property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of Debtor for all or a substantial part of Debtor's property shall have occurred; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Debtor, and, in the case of any event described in this clause (ii), such event shall have continued for 60 days unless dismissed, bonded or discharged; or

               (e) Voluntary Bankruptcy, etc. An order for relief shall be entered with respect to Debtor, or Debtor shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of Debtor's property.

          8.   Rights and Remedies.

               (a) If any Event of Default shall have occurred, all of the Secured Obligations shall immediately become due and payable and Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (whether or not the Code applies to the affected Collateral). Secured Party shall have full recourse to the Maker (directly and as to a deficiency in respect of the Collateral) and the Collateral in respect of the Secured Obligations arising under the Recourse Promissory Note, but Secured Party's sole remedy in respect of the Secured Obligations arising under the Non-Recourse Promissory Note shall be against the Collateral. In exercising its remedies against the Collateral, Secured Party may, upon ten
(10) days' written notice to Debtor, but without any other demand or notice whatsoever, transfer ownership of the Stock to Secured Party in discharge of the Secured Obligations to the extent of the fair market value of the shares of the Stock so transferred, to the extent required to pay all of the Secured Obligations, such transfer to be free and clear of any right or equity of redemption, which right or equity is hereby expressly waived and released.

               (b)  In the event shares of the Stock are so
transferred in discharge of any or all of the Secured Obligations, such transfer shall be applied first to the fees incurred as set forth in Section 13, second to the Obligations arising in respect of the Non-Recourse Promissory Note and third to the Obligations arising in respect of the Recourse Promissory Note, in each case first to liabilities for interest and then to liabilities for principal. All rights and remedies hereunder are in addition to whatever other rights the parties hereto may otherwise have against one another, and no exercise of any such rights or remedies shall be deemed to preclude the exercise of any other rights or remedies.

               (c) If Debtor and Secured Party are unable to agree upon the fair market value of the shares of Stock so transferred, the fair market value shall be determined in the manner set forth in Section 7(e) of the Management Services Agreement.

               (d) In the event the fair market value of the Stock exceeds the aggregate amount of the Secured Obligations, the number of shares of Stock to be transferred to Secured Party pursuant to Section 8(a) shall be determined by multiplying the number of shares of Stock, by a fraction, the numerator of which is the aggregate amount of the Secured Obligations and the denominator of which is the aggregate fair market value of the Stock determined as provided herein, with any fractional interest settled in cash.

          9. Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, (ii) be binding upon Debtor, its successors and assigns and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause
(iii), Secured Party may assign or otherwise transfer the Notes only to any affiliate of Secured Party, and such affiliate shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Debtor. Upon any such termination Secured Party will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

          10. Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Debtor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Debtor.

          11. Notices. Any communications between Secured Party and Debtor and any notices or requests provided herein to be given shall be given in accordance with the provisions set forth in the Management Services Agreement.

          12. Failure or Indulgence Not Waiver. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.

          13. Indemnity and Expenses. Debtor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Secured Party's negligence or willful misconduct. Debtor will upon demand pay to Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of counsel and of any experts and agents, which Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise or enforcement of any of its rights hereunder or (iv) the failure by Debtor to perform or observe any of the provisions hereof.

          14. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          15. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          16. Governing Law; Terms. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York without regard to conflicts of laws principles, except to the extent that the Uniform Commercial Code of the applicable jurisdiction provides that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the State of California. Unless otherwise defined herein or in the Notes, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of California are used herein as therein defined.

          17. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          18. Subject to Management Services Agreement. The parties hereby agree that, notwithstanding anything to the contrary contained herein, the Stock shall be subject to the terms and provisions of Sections 7 and 8 of the Management Services Agreement, and nothing contained herein shall limit the operation of such Sections 7 and 8.




    [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 31, 1997.


                              A&M INVESTMENT ASSOCIATES #3


                              By ____________________________
                                 Name:
                                 Title:



                              WEI ACQUISITION CO.


                              By ____________________________
                                 Name:
                                 Title: